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                                                                     EXHIBIT 4.1



COMMON STOCK                                                      COMMON STOCK
PAR VALUE $0.01

Certificate Number                                                Shares

                                [Virtusa Logo](R)
                               VIRTUSA CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                  120,000,000 AUTHORIZED SHARES $0.01 PAR VALUE

THIS CERTIFIES THAT                               CUSIP    92827P   10 2
is the owner of                            SEE REVERSE FOR CERTAIN DEFINITIONS

           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

VIRTUSA CORPORATION (HEREINAFTER CALLED THE "CORPORATION"), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Kris Canekeratne                 [VIRTUSA CORPORATION SEAL] DATED
Chairman and Chief Executive Officer
                                                   COUNTERSIGNED AND REGISTERED:
                                                   COMPUTERSHARE TRUST COMPANY, N.A.
                                                   (DENVER)
                                                   TRANSFER AGENT AND REGISTRAR,
/s/ Thomas R. Holler
Executive Vice-President of Finance and Chief      By /s/ M. Wathers
         Financial Officer                                  AUTHORIZED SIGNATURE


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                               VIRTUSA CORPORATION
                               TRANSFER FEE $25.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT - ________ Custodian ____________
                                                                             (Cust)              (Minor)
                                                             under Uniform Gifts to Minors Act _______________
TEN ENT  - as tenants by entireties                                                                (State)

JT TEN   - as joint tenants with right of               UNIF TRF MIN ACT - _________ Custodian (until age ___) ________
           survivorship and not as tenants in common                         (Cust)                            (Minor)
                                                                      under Uniform Transfers to Minors Act__________
                                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.


THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received, _________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                       [                                ]

_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:___________________________________________________20___________________

Signature:____________________________________________________________________

Signature:____________________________________________________________________

       Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

         Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.